Exhibit 99.2

(NYSE Listed: PPO) Robert Toth, President & Chief Executive Officer Lynn Amos, Chief Financial Officer Dr. John Zhang, Chief Technical Officer, Celgard, LLC

2 These materials include "forward-looking statements". In these materials, the words “Polypore,” “Polypore International,” “Company,” “we,” “us” and “our” refer to Polypore International, Inc. together with its subsidiaries, unless the context indicates otherwise. All statements other than statements of historical facts included in these materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements, including, in particular, the statements about Polypore International's plans, objectives, strategies and prospects regarding, among other things, the financial condition, results of operations and business of Polypore International and its subsidiaries. We have identified some of these forward-looking statements with words like "believe," "may," "will," "should," "expect," "intend," "plan," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in these materials will be important in determining future results. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including with respect to Polypore International, the following, among other things: the highly competitive nature of the markets in which we sell our products; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing process; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; restrictions related to the senior secured credit agreement; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States, including compliance with applicable anti-corruption laws; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under environmental laws; the failure to protect our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the failure to effectively integrate newly acquired operations; absence of expected returns from intangible assets we have recorded; the adverse impact from legal proceedings on our financial condition; and natural disasters, epidemics, terrorist acts and other events beyond our control. Because our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward looking statements, we cannot give any assurance that any of the events anticipated by the forward looking statements will occur or, if any of them do, what impact they will have on Polypore International's results of operations and financial condition. You are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date of these materials. We do not undertake any obligation to update these forward looking statements in these materials or the risk factors set forth above to reflect new information, future events or otherwise, except as may be required under federal securities laws. This presentation contains certain non-GAAP financial measures, including Adjusted EBITDA. For more information regarding the computation of Adjusted EBITDA and reconciliation to the most directly comparable GAAP measure, see the information and table at the end of the presentation. Safe Harbor Statement

Agenda- Business Overview Lead Acid Healthcare Industrial and Specialty Filtration Detailed Review of Lithium Separator Business Recent Investor Questions Our Future 3

4 Polypore is a leading global high technology filtration company specializing in microporous membranes.

POLYPORE

Leading positions in our business segments

LTM Q3-2011 Sales	$742mm
LTM Q3-2011 Adj EBITDA*	$242mm

ENERGY STORAGE
Ion Exchange Membranes
LTM Q3-2011 Sales $554mm

ELECTRONICS & EDV's
LTM Sales $183mm

Lithium battery separators for…
- Portable hand-held devices
- Power tools
- Electric drive vehicles ("EDV's")



TRANSPORTATION & INDUSTRIAL
LTM Sales $371mm

Lead acid battery separators for…
- Auto/truck
- Forklifts
- Backup power



SEPARATIONS MEDIA
High Performance Filtration
LTM Q3-2011 Sales $188mm

HEALTHCARE
LTM Sales $119mm

Membranes used in blood filtration applications…
- Hemodialysis
- Blood oxygenation
- Plasmapheresis



INDUSTRIAL & SPECIALTY
LTM Sales $69mm

- Liquid filtration
- Gasification
- Degasification
- Various separations



* As defined in Polypore's senior secured credit agreement

5

Lead Acid Separator Business Overview High recurring revenue base of business with anticipated long term growth in excess of GDP Transportation – 80% of total market Approximately 80% replacement and 20% OEM Industrial – 20% of total market Approximately 50%/50% replacement and OEM Current maximum capacity affords $90-95 million/quarter in revenue until additional capacity begins to ramp up later this year Global business focusing on Asia-Pacific, world’s fastest growing market Macroeconomic conditions and other factors (e.g. weather) may have modest short term impact on market, however, it is not a question of IF you need a new battery but WHEN 6

Healthcare Business Overview High recurring revenue base Stable and growing markets End market demand is consistent, however, quarterly results can fluctuate based on factors such as seasonality, customer order patterns or production schedules 7

Industrial and Specialty Filtration Business Overview Approximately half of the business is high recurring revenue in nature Food and Beverage, Pharmaceutical, etc. Remaining business is subject to economic conditions Flat Panel Display, Microelectronics, etc. Growth across all key applications and continued application proliferation Long term demand drivers remain positive for high performance filtration 8

9 High growth market with significant upside potential Lithium Separator— Electronics and EDV’s Membrane separators for lithium batteries Emerging substantial growth opportunities Low Lithium-ion penetration High > 8% Application Market Dynamics End-market Unit growth CORE ELECTRONICS Lithium is technology standard Large application base and continued proliferation into new applications Notebook computers, tablets Handsets/mobile phones Portable audio/visual Gaming devices MP3 players Bluetooth devices GPS LARGE-FORMAT CELLS Power tools Lithium displacing nickel as technology standard First commercialized in professional series Moving through DIY/consumer series Other applications Proliferation of new applications for large-format cells Lawn and garden tools Lawn mowers Electric motorcycles Home electronics (vacuum cleaners) Energy storage systems (“ESS”) ELECTRIC DRIVE VEHICLES (EDVs) Development programs with major auto manufacturers Only 5% EDV penetration in auto builds would double lithium separator demand OTHER MOBILE ENERGY Collaborating with others on advanced technology platforms

Lithium Separator Process Technology Polypore is the only demonstrated manufacturer in the world that supplies both process technologies— wet and dry Battery engineering preferences determine what type of separator is used Consumer Electronics—some prefer wet and some prefer dry EDV (Large format cells)—dry process technology has distinct performance advantages Wet process separator Excess industry capacity; only qualified capacity matters Higher capital costs, higher cost process, and longer lead time from decision to capacity Dry process technology Monolayer technology & patented trilayer technology Lower capital cost, lower cost process, advantaged time from decision to capacity Performance advantages in large format cells Broad polymer selection contributes to unique performance attributes Industry has been capacity constrained Major industry participants have sought licensing rights Advancements underway—next generation process technology focused on significantly enhancing throughput with lower capital investment Customer demand dictates Polypore process technology investment choice 10

11 Dr. John Zhang Chief Technical Officer Celgard, LLC

12 TD (Transverse Direction) Shrinkage 200mm TD Internal Short Circuit The TD shrinkage creates uneven edges which cause a short in the internal cell Anode Separator Cathode Celgard Dry Separator - No TD Shrinkage Wet Separator- Definite TD Shrinkage Large Format Cell

Oxidation Resistivity Wet Separator #1 (Started out like center image. Oxidation turns it dark.) Celgard Dry Separator Wet Separator #2 (Started out like center image. Oxidation turns it dark.) 13

14 $334 Million of Lithium Battery Separator Capacity Expansions US capacity expansions targeted at EDV Charlotte, NC First investment fully ramped up by the end of Q2-2011 Second investment beginning to ramp up Concord, NC (new facility) First phase ramping up in 2012 Second phase ramping up later 2012 and into 2013 Third phase ramping up in 2013 and fully operational in 2014 Korea expansion Focus on further penetration of Asian consumer electronic battery manufacturers Capacity expansion complete with initial orders occurring Capacity expansions announced to date will drive growth in 2012 and substantial growth in 2013 and beyond.

Recent Investor Questions LG Chem Vehicle programs Market growth Wet vs. dry process technology & IP, product technology & IP, coating technology & IP Competition Pricing and cost dynamics 15

Our Future Confident in our investments and growth Growth will accelerate through 2012 and into 2013 Will provide additional reporting detail Lithium business unit reported separately Explain split between CE and EDV Management compensation aligned with shareholders Senior management has substantial equity stake & heavily incented to drive shareholder value 16

17 APPENDIX

18 Non-GAAP Supplemental Information Adjusted EBITDA is a non-GAAP financial measure presented herein as a supplemental disclosure to net income and reported results. Adjusted EBITDA is defined in our credit agreement and represents earnings before interest, taxes, depreciation and amortization and certain non-operating items, business restructuring costs and other non-cash or non-recurring charges. For more information regarding the computation of Adjusted EBITDA and the reconciliation of Adjusted EBITDA to net income, please see the attached financial table. We present Adjusted EBITDA because we believe that it is a useful indicator of our operating performance. Adjusted EBITDA is a measure used in our credit agreement to determine the availability of borrowings under our revolving credit facility. We also use Adjusted EBITDA to review and assess operating performance in connection with employee incentive programs and the preparation of our annual budget and financial projections. We believe that the use of Adjusted EBITDA also facilitates the comparison of results between periods.

19 Appendix A Adjusted EBITDA Twelve Months Ended October 1, 2011 Net income $ 96.5 Add/Subtract: Depreciation and amortization expense 49.5 Interest expense, net 37.2 Income taxes 49.7 EBITDA 232.9 Stock-based compensation 5.2 Foreign currency gain (0.1) Loss on disposal of property, plant and equipment 1.2 Costs related to purchase of 8.75% senior subordinated notes 2.3 Costs related to the FTC litigation 0.9 Other non-cash or non-recurring charges (0.2) Adjusted EBITDA $ 242.2